SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANCE ACT OF 1934


         Date of Report (Date of earliest event reported) July 19, 1999.


                               CYLINK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            California                                       95-3891600
-------------------------------                          --------------------
  (State or other jurisdiction                             (IRS Employer
        of incorporation)                                Identification No.)


                                     0-27742
                            ------------------------
                            (Commission File Number)


                 910 Hermosa Court, Sunnyvale, California 94086
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (408) 735-5800
                                                          ----------------------


                                      NONE
       -------------------------------------------------------------------
       (Former name, former address and former fiscal year, if applicable)

Item 4. Changes In Registrant's Certifying Accountant

(a) Previous independent accountants

         (i) On July 12, 1999, Cylink dismissed PricewaterhouseCoopers LLP, which had previously served as Cylink's independent accountants, and engaged Deloitte & Touche LLP as its new independent accountants.

         (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years of Cylink contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Audit Committee of Cylink's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through July 12, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through July 12, 1999, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         (vi) Cylink has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 19, 1999, is filed as Exhibit 16.1 to this Form 8-K.


(b)  New independent accountants

         As stated above, Cylink engaged Deloitte & Touche LLP as its new independent accountants as of July 12, 1999. The Audit Committee of Cylink's Board of Directors approved such engagement on June 21, 1999.

         (i) In October 1998, Wilson Sonsini Goodrich & Rosati, outside counsel to Cylink, retained Deloitte & Touche LLP to assist Wilson Sonsini Goodrich & Rosati in a review of Cylink's prior revenue recognition practices. In conjunction with that engagement, Deloitte & Touche LLP provided oral and written advice to assist Wilson Sonsini Goodrich & Rosati and the Audit Committee regarding matters relating to such revenue recognition practices.

         (ii) During the two most recent fiscal years and through July 12, 1999, Cylink has not consulted with Deloitte & Touche LLP on any matter that was either the subject of a disagreement, as that term is defined in
         Item  304(a)(1)(iv)  of Regulation S-K and the related  instructions to
         Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Exhibits


     Exhibit
      Number              Description
      ------              -----------

     16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

     99 Press Release: Cylink appoints Deloitte & Touche as independent accountants

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CYLINK CORPORATION

Date: July 19, 1999                          By: /s/ Roger A. Barnes
                                                 -------------------------------
                                                 Roger A. Barnes
                                                 Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX


     Exhibit
      Number                          Document Description
      ------                          --------------------
     16.1       Letter from  PricewaterhouseCoopers   LLP   regarding  change in
                certifying accountant.

      99 Press Release: Cylink appoints Deloitte & Touche as independent accountants